SCHEDULE 14C
(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT
SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934

Check the appropriate box:

[X]           Preliminary Information Statement

[   ]           Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[   ]           Definitive Information Statement

DEEP DOWN, INC.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (check the appropriate box):

[X]           No Fee Required.

[   ]           Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
1)      Title of each class of securities to which transaction applies:
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[   ]           Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offering fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.

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15473 East Freeway

Channelview, Texas 77530
Telephone (281) 862-2201– Facsimile (281) 335-7619

NOTICE OF ACTION TO BE TAKEN PURSUANT TO THE WRITTEN
CONSENT OF MAJORITY STOCKHOLDERS IN LIEU OF
A SPECIAL MEETING OF THE STOCKHOLDERS, DATED MAY 16, 2008

To Our Stockholders:

NOTICE IS HEREBY GIVEN that we have received written consents in lieu of a meeting from stockholders representing a majority of our outstanding voting interests on the close of business as of May 16, 2008 (the “Record Date”) approving the following amendments to our Articles of Incorporation:

•	A division of the board of directors into three classes, approximately equal in size and each director to serve for a three year term ;

•	Prohibiting action by written consent of the shareholders without prior approval by the board of directors;

•	Limiting authority for the call of special meetings of the shareholders to the board of directors or a committee of the board; and

•	Requiring shareholder nominations for election of directors or proposals for new business to be delivered or mailed to the company not less than 30 or more sixty days prior o the meeting.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

As of the close of business on the Record Date, there were 115,846,019 shares of our common stock outstanding.  Each share of our common stock is entitled to one vote in connection with the matters described above.  One the Record Date, certain of our officers, directors and affiliates, who represent 70,338,251 shares of the outstanding common stock, signed written consents approving the above actions.  As a result, the foregoing actions were approved by the stockholders of the Company and neither a meeting of the stockholders nor additional written consents are necessary.

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

This Information Statement was first mailed on June 28, 2008 to the stockholders of record on the Record Date.

By Order of the Board of Directors,

Channelview, Texas
June 28, 2008

APPRAISAL RIGHTS

None of the actions of the board of directors or the stockholders of the Company entitle any holders of our Common Stock to exercise a right of appraisal or redemption under the laws of the State of Nevada.  Holders of our Common Stock are entitled to notice of the action taken by consent of the stockholders, which notice is provided by this Information Statement.

VOTING SECURITIES AND OWNERSHIP THEREOF
BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists the beneficial ownership of shares of the Company’s Common Stock by (i) all persons and groups known by the Company to own beneficially more than 5% of the outstanding shares of the Company’s Common Stock, (ii) each director, (iii) each person who held the office of Chief Executive Officer at any time during the year ended December 31, 2007, (iv) up to two executive officers other than the Chief Executive Officer who were serving as executive officers on December 31, 2007 and to whom the Company paid more than $100,000 in compensation during the last fiscal year, (v) up to two additional persons to whom the Company paid more than $100,000 during the last fiscal year but who were not serving as an executive officer on December 31, 2007, and (vi) all directors and officers as a group.  None of the directors, nominees, or officers of the Company owned any equity security issued by the Company’s subsidiaries.  Information with respect to officers, directors and their families is as of December 31, 2007 and is based on the books and records of the Company and information obtained from each individual.  Information with respect to other stockholders is based upon the Schedule 13D or Schedule 13G filed by such stockholders with the Securities and Exchange Commission.  Unless otherwise stated, the business address of each individual or group is the same as the address of the Company’s principal executive office.

Name and address of beneficial owner (2)	Shares	Vested Options / Warrants	Percentage of Voting Rights (1)
Ronald E. Smith (3)(4)	44,629,876	-	25.5%
Mary L. Budrunas (3)(4)	44,629,876	-	25.5%
Robert E. Chamberlain, Jr.(4)	25,358,375	-	14.5%
Eugene L. Butler (4)	350,000	1,000,000(5)	0.8%(6)
All directors and officers as a group (four persons)	70,338,251	1,000,000	40.6%

(1) A person is deemed to be the beneficial owner of securities that can be acquired within 60 days from the date set forth above through the exercise of any option, warrant or right. Shares of common stock subject to options, warrants or rights that are currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage of the person holding such options, warrants or rights, but are not deemed outstanding for computing the percentage of any other person. The amounts and percentages are based upon 174,703,162 shares of common stock outstanding.

(2) The address of each of the beneficial owners is c/o Deep Down, Inc., 15473 East Freeway, Channelview, Texas 77530.

(3) Reflects 26,216,871 shares owned by Ronald E. Smith and 18,413,005 shares owned by Mary L. Budrunas.

(4)  On the 14th day of February, 2008, Msrs Smith, Chamberlain and Butler were each granted 1,000,000  options exercisable at $1.50 per share and expiring 3 years after the grant date.

(5)  Bradley Parro was employed and elected vice president – operations effective May 1, 2008.  His annual salary is $180,000 and he was granted 300,000 3 year options at $.88, the market price on the grant date.

EXECUTIVE COMPENSATION

The following table sets forth summary information concerning the compensation received for services rendered to us during the fiscal years ended December 31, 2007 and 2006 by our Chief Executive Officer and each executive officer that received compensation of more than $100,000 during 2007.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards (3) ($)	All Other Compensation ($)	Total ($)
Ronald E. Smith	2007	$269,231	$-	$-	$-	$-	$269,231
President, Chief Executive Officer and Director	2006	$27,110	$1,710	$-	$-	$-	$28,820
Robert E. Chamberlain, Jr. (1)	2007	$180,000	$-	$-	$-	$12,000	$192,000
Chairman & Director	2006	$16,670	$-	$-	$-	$-	$16,670
Mary L. Budrunas	2007	$134,615	$-	$-	$-	$-	$134,615
Vice-President and Director	2006	$13,070	$12,670	$-	$-	$-	$25,740
Eugene L. Butler (2)	2007	$105,000	$-	$-	$618,300	$7,000	$730,300
Chief Financial Officer & Director	2006	$-	$-	$-	$-	$-	$-

(1)            Mr. Chamberlain was paid for consulting services he performed through Strategic Capital Services, Inc. Other compensation consists of auto allowance payments of $1,000 per month and $8,655 for payroll tax reimbursement which were paid during fiscal 2008.  Other compensation includes a monthly vehicle allowance.

(2)            Mr. Butler began drawing an annual salary of $180,000 beginning May 31, 2007. Option awards consist of 3,000,000 options granted on that date which vest in three equal annual installments on the first three anniversary dates of the grant date.  Other compensation consists of auto allowance payments of $1,000 per month and $7,568 for payroll tax reimbursement which were paid during fiscal 2008.

(3)           Option awards are based on expense recognized under FAS123(R).  Awards were granted with a strike price equal to the quoted market price on the day of the grant and were valued at date of grant using Black-Scholes option pricing models with the following assumptions: 5% risk free rate, 52.7-53.3% volatility, expected life of 3-4 years and zero dividends.

Narrative Disclosure to Summary Compensation Table
Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning equity incentive plan awards for each of the Named Executive Officers, outstanding as of December 31, 2007.  The amounts reflected as Market Value are based on the closing price of our Common Shares of $ 0.98 on December 31, 2007 (the last trading day of our fiscal year ended December 31, 2007) .

Option Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Eugene L. Butler, Chief Financial Officer	-	3,000,000	-	$0.515	May 31, 2010

The vesting provisions for the Company’s stock options noted above will vest over a three year period.

Employment Agreements

Effective August 6, 2007, we signed an employment agreement with Ronald E. Smith, our President and Chief Executive Officer (“CEO”) for an initial term through August 6, 2010 with automatic annual renewals for an additional two years. Under terms of the employment agreement, Mr. Smith will receive an annual base salary of $250,000 plus $1,000 per month auto allowance.

Effective August 6, 2007, we signed a consulting agreement with Strategic Capital Services, Inc. (“Strategic”) to provide the services of  Robert E. Chamberlain, who is our Chairman of the Board and Chief Acquisitions Officer (“CAO”)  for an initial term through August 6, 2010 with automatic annual renewals for an additional two years. Under terms of the consulting agreement, Mr. Chamberlain will receive an annual base salary of $180,000, which was increased to $225,000 as of January 1, 2008, plus $1,000 per month auto allowance, and payment to Strategic of an amount equal to Federal and State payroll withholdings customarily withheld for an employee. Such amounts totaling approximately $8,655 were paid in February 2008.

Effective May 31, 2007, we hired Eugene L. Butler as our Chief Financial Officer (“CFO”) for an initial term through May 31, 2010 with automatic annual renewals for an additional two years. Under Mr. Butler's employment agreement, he will receive an annual base salary of $180,000, which was increased to $225,000 as of January 1, 2008. He received an aggregate of 3,000,000 stock options, of which the first 33% will vest on the first anniversary of the agreement, the second 33% on the second anniversary of the agreement and the remaining 33% will vest on the third anniversary of the agreement. The exercise price for the options was determined by the closing market price of the common stock on the date of grant.   Mr. Butler’s employment agreement contains an indemnification provision that may require us to, among other things: indemnify Mr. Butler against liabilities that may arise by reason of his status or service as an officer to the fullest extent permitted under law.  Effective August 6, 2007, Mr. Butler’s employment agreement was replaced by a consulting agreement with all the same provisions as the previous employment agreement.  The consulting agreement contains a provision that Deep Down will remit to Mr. Butler an amount equal to Federal and State payroll withholdings customarily withheld for an employee. Such amounts totaling approximately $7,568 were paid in February 2008.

Effective June 3, 2008, Flotation entered into an employment agreement with David A. Capotosto to serve as President of Flotation.  The employment agreement is for a period of three years, during which time he is to be paid $150,000 per year, and be eligible for quarterly bonuses in an amount equal to 1% of Flotation’s EBITDA.  Mr. Capotosto is also eligible to receive an automobile allowance of up to $1,000 per month.  Additionally, pursuant to the employment agreement, Mr. Capotosto was granted 200,000 stock options to purchase shares of our common stock at an exercise price of $1.15 per share, the market price on the grant date.  The options vest at the rate of 1/3 of the options on the first, second and third anniversary of the closing of the purchase of Flotation, respectively, and expire ten years from the closing of the purchase of Flotation.

Compensation of Directors

For the year ended December 31, 2007, there were no cash payments or equity grants for compensation to the Company’s former non-employee director, Daniel L. Ritz, Jr. Mr. Ritz resigned as a director of the Company effective March 20, 2007.  The other directors of the Company are all also executive officers of the Company and as directors do not receive any additional compensation related to the performance of services as directors.  The Company may agree to provide compensation to non-employee directors in the future.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by securityholders	5,500,000	(1)	$0.49	7,396,000	(1)
Equity compensation plans not approved by securityholders	5,399,397	(2)	$0.52	N/A
TOTAL	10,899,397		$0.56	7,396,000
____________
(1)
Represents 5,500,000 shares of common stock that may be issued pursuant to options granted and available for future grant under - the 2003 Directors, Officers and Consultants Stock Option, Stock Warrant and Stock Award Plan (the “Plan”). Under the Plan the total number of options permitted is 15% of issued and outstanding shares of common stock.

(2)
Represents 5,399,397 shares of common stock underlying warrants approved by the Company’s board of directors, consisting of 4,960,585 warrants granted to Prospect Capital Corporation and 320,000 warrants granted to a consultant as part of the $6.5 million borrowing facility entered into on August 6, 2007, plus an additional 118,812 warrants granted to a consultant as part of the additional $6.0 million advanced under the amendment to that same borrowing facility effective December 31, 2007.  See Note 6 to our Consolidated Financial Statements included herein for a detailed description of the terms of these warrants.

Disclosure regarding our equity compensation plans as required by this item is incorporated by reference to the information set forth under the section entitled “Market for Common Equity and Related Stockholder Matters” below.

AMENDMENT OF ARTICLES
General

Our board of directors and stockholders holding a majority of our voting power have approved amendments (the “Amendments”) to our Articles of Incorporation (the “Articles”).  The purpose of the Amendments is to provide for creation of a classified board of directors, adoption of certain restrictions on calling special meetings of stockholders and nominating directors, and election to not be governed by certain provisions of Nevada law.  The following description of the Amendments is qualified by the text of the Amendments, attached hereto as Exhibit A.

Vote Required

Nevada law provides that the Amendments must be adopted by the board of directors in a resolution setting out the amendment proposed and declaring its advisability and call a meeting of the stockholders entitled to vote on the consideration thereof.  Section 78.320 of the Revised Nevada Statutes provides that any action required to be taken at a meeting of the stockholders may be taken without a meeting if a written consent thereto is signed by stockholders holding at least a majority of the voting power.  Stockholders holding 70,338,251 shares of our outstanding Common Stock (60.7% of the Common Stock outstanding at the time) have approved the Amendments by written consent on May 16, 2008.

Summary of the Amendments

Stockholder Nominations and Proposals.  The Amendments provide that notice of any nomination by stockholders of a person for election to the board of directors or proposal by a stockholder of business to be conducted by the corporation at a meeting of the stockholders must be delivered in writing to the Company not less than 30 days nor more than 60 days prior to the meeting (or if we give less than 40 days notice of such meeting, within 10 days following the date we provide notice of such meeting).  A nomination by a stockholder of a person to be elected to the board of directors must contain (i) the name, age, business address, and residence addresses of the nominee; (ii) the principal occupation of such nominee; and (iii) the number of shares of stock beneficially owned by such nominee.  A proposal for new business must contain (i) a brief description and the reason for conducting such business at the meeting; (ii) the name and address of the stockholder making the proposal; (iii) the class and number of shares beneficially owned by the stockholder; and (iv) any material interest of the stockholder in such matter.  There is no similar limitation in the Articles.

Board of Directors.  Our Articles provide only that the business of the Company is under the management and control of the board of directors.  Our board of directors presently consists of four persons.  The Amendments provide that the board of directors will consist of not less than one person or more than 15 persons, as shall be provided from time to time by resolution adopted by the board of directors.  Vacancies on the board of directors, however created, may be filled by a two-thirds of the remaining directors, though less than a quorum.  The Amendments also provide for a classified board of directors, consisting of three classes, as nearly equal in size as possible.  At the first meeting of stockholders following the adoption of the Amendments, directors in Class I will be elected to a term of one year, directors in Class II will be elected to a term of two years, and directors of Class III will be elected to a term of three years.  Thereafter, one class of directors will be elected at each annual meeting of stockholders to serve a term of three years.  The Amendments, also provide that the directors may (i) designate one or more committees with powers as the board of directors shall delegate to it; (ii) approve contracts between the Company and affiliated persons; (iii) increase or decrease the number of issued and outstanding shares of Common Stock or preferred stock without increasing or decreasing the authorized and unissued shares of Common Stock or preferred stock; and (iv) change the name of the Company without approval by the stockholders of the Company.

Stockholder Voting.  Stockholders are not permitted to cumulate votes for directors under either the Articles.  The Amendments contain a provision that would restrict the ability of the stockholders from acting by written consent without the prior approval of the board of directors.  In addition, the Amendments provide that a special meeting of the stockholders may be called only by the board of directors or a committee specifically authorized by the board of directors to call a special meeting and by no other person or persons.

Stockholder Nominations and Proposals.  The Amendments provide that notice of any nomination by stockholders of a person for election to the board of directors or proposal by a stockholder of business to be conducted by the corporation at a meeting of the stockholders must be delivered in writing to the Company not less than 30 days nor more than 60 days prior to the meeting (or if we give less than 40 days notice of such meeting, within 10 days following the date we provide notice of such meeting).  A nomination by a stockholder of a person to be elected to the board of directors must contain (i) the name, age, business address, and residence addresses of the nominee; (ii) the principal occupation of such nominee; and (iii) the number of shares of stock beneficially owned by such nominee.  A proposal for new business must contain (i) a brief description and the reason for conducting such business at the meeting; (ii) the name and address of the stockholder making the proposal; (iii) the class and number of shares beneficially owned by the stockholder; and (iv) any material interest of the stockholder in such matter.  There is no similar limitation in the Articles.

AMENDED AND RESTATED BYLAWS

General

Our board of directors and stockholders holding a majority of our voting power have approved Amended and Restated Bylaws (the “Bylaws”).  The following description of the Amendments is qualified by the text of the Amendments, attached hereto as Exhibit B.

Vote Required

The Amended Bylaws may be adopted by the board of directors without the approval of the stockholders.  However, stockholders holding 70,338,251 shares of our outstanding Common Stock (60.7% of the total voting power at the time) have approved the Bylaws by written consent dated May 16, 2008.

Summary of Restated Bylaws

Stockholders.  The Bylaws provide that all meetings of the stockholders must be called by the board of directors or a committee specifically authorized by the board of directors to call meetings of the stockholders.  Notice of any meeting, stating the place, day and hour of the meeting is required to be sent to each stockholder of record entitled to vote at the meeting not less than 10 nor more than 60 days prior to the meeting.  A record date for determining stockholders entitled to notice of and to vote at any meeting, or stockholders entitled to receive payment of any dividend, or other purpose, may be fixed by the board of directors in advance not more than 60 days nor less than 10 days prior to the date on which the action is to be taken.  The quorum at any meeting of the stockholders is one-fourth (¼) of the outstanding shares entitled to vote at such meeting.  The board of directors (or a committee thereof) is authorized to select the management nominees for the board of directors.  If nominees are made by the board of directors (or a committee), no other nominees may be presented for election unless they are made by a stockholder in writing and delivered to the Secretary of the Company in accordance with the Amendments.  Likewise, new business at any new business to be considered may not be voted upon unless filed with the Secretary of the Company in accordance with the Articles of Incorporation.

Directors.  The board of directors consists of not less than one nor more than 15 persons, divided into three classes, which are as nearly equal in size as possible.  One class is elected by the stockholders at the annual meeting of the Company each year to serve a term of three years.  No person that is more than 80 years old is eligible for election as a director.

Officers.  The officers of the Company consist of the President, one or more vice presidents, a Secretary and a Treasurer, each of whom is elected by and serves as at the pleasure of the board of directors.  Each of the officers has the authority and power to perform such duties as the board of directors may determine and such powers as generally pertain to their respective offices.  No person that is more than 80 years old is eligible for election as an officer.

Amendments.  The Restated Bylaws may not be amended without the approval of 75% of the outstanding voting interests or the approval of two-thirds of the board of directors.

DEFENSES AGAINST HOSTILE TAKEOVERS

While the following discussion summarizes the reasons for, and the operation and effects of, certain provisions of the Amendments and Bylaws which management has identified as potentially having an anti-takeover effect, it is not intended to be a complete description of all potential anti-takeover effects, and it is qualified in its entirety by reference to the Amendments and Bylaws, copies of which are attached to this Information Statement.

The anti-takeover provisions in Nevada law, the Amendments and Bylaws are designed to minimize our susceptibility to sudden acquisitions of control which have not been negotiated with and approved by our board of directors.  These provisions may tend to make it more difficult to remove the incumbent members of the board of directors and may have the effect of preventing an acquisition or tender offer which might be viewed by stockholders to be in their best interests.

Tender offers or other non-open market acquisitions of stock are usually made at prices above the prevailing market price of a company’s stock.  In addition, acquisitions of stock by persons attempting to acquire control through market purchases may cause the market price of the stock to reach levels which are higher than would otherwise be the case.  Anti-takeover provisions may discourage such purchases, particularly those of less than all of the company’s stock, and may thereby deprive stockholders of an opportunity to sell their stock at a temporarily higher price.  These provisions may therefore decrease the likelihood that a tender offer will be made, and, if made, will be successful.  As a result, the provisions may adversely affect those stockholders who would desire to participate in a tender offer.  These provisions may also serve to insulate incumbent management from change and to discourage not only sudden or hostile takeover attempts, but any attempts to acquire control which are not approved by the board of directors, whether or not stockholders deem such transactions to be in their best interests.

Authorized Shares of Capital Stock.  Our Articles of Incorporation authorize the issuance of up to 490,000,000 shares of Common Stock, of which only 174,703,162 are outstanding.  Our Articles also authorize the issuance of up to 10,000,000 shares of serial preferred stock of which none are outstanding.  Shares of our serial preferred stock with voting rights could be issued and would then represent an additional class of stock required to approve any proposed acquisition.  This preferred stock, together with authorized but unissued shares of Common Stock, could represent additional capital stock required to be purchased by an acquirer.  Issuance of such additional shares may dilute the voting interest of our stockholders.  If our board of directors determined to issue an additional class of voting preferred stock to a person opposed to a proposed acquisition, such person might be able to prevent the acquisition single-handedly.

Stockholder Meetings.  Nevada law provides that the annual stockholder meeting may be called by a corporation’s board of directors or by such person or persons as may be authorized by a corporation’s articles of incorporation or bylaws.  Our Amendments and Bylaws provide that stockholder meetings, whether annual or special, may be called only by our board of directors or a duly designated committee of the board of directors.  Although we believe that this provision will discourage stockholder attempts to disrupt the business of the Company between annual meetings, its effect may be to deter hostile takeovers by making it more difficult for a person or entity to obtain immediate control of the Company by preventing the call of a special meeting of stockholders.  Our Amendments and Bylaws also provide that stockholder action may be taken only at a special or annual stockholder meeting and not by written consent unless the board of directors specifically authorizes action by written consent.

Classified Board of Directors and Removal of Directors.  Our Amendments and Bylaws provide that our board of directors will be divided into three classes which shall be as nearly equal in number as possible.  The directors in each class serve for terms of three years, with the terms of one class expiring each year.  Each class currently consists of approximately one-third of the number of directors.  Each director will serve until his successor is elected and qualified.  A classified board of directors could make it more difficult for stockholders, including those holding a majority of our outstanding stock, to force an immediate change in the composition of a majority of the board of directors.  Since the terms of only one-third of the incumbent directors expire each year, it requires at least two annual elections for the stockholders to change a majority.  The provision for a staggered board of directors affects every election of directors and is not triggered by the occurrence of a particular event such as a hostile takeover.  Thus a staggered board of directors makes it more difficult for stockholders to change the majority of directors even when the reason for the change would be unrelated to a takeover.

Removal of Directors.  Our Amendments and Bylaws provide that a director may not be removed except for cause by the affirmative vote of the holders of 75% of the outstanding shares of capital stock entitled to vote at an election of directors.  This provision may, under certain circumstances, impede the removal of a director and thus preclude the acquisition of control of the Company through the removal of existing directors and the election of nominees to fill in the newly created vacancies.  The supermajority vote requirement would make it difficult for our stockholders to remove directors, even if the stockholders believe such removal would be beneficial.

Restriction of Maximum Number of Directors and Filling Vacancies on the Board of Directors.  Nevada law requires that the board of directors of a corporation consist of one or more members and that the number of directors shall be established by the corporation’s articles of incorporation or bylaws.  Our Amendments and Bylaws provide that the number of directors (exclusive of directors, if any, to be elected by the holders of preferred stock) shall not be less than one or more than 15.  The power to determine the number of directors within these numerical limitations and the power to fill vacancies, whether occurring by reason of an increase in the number of directors or by resignation, is vested in our board of directors.  The overall effect of such provisions may be to prevent a person or entity from quickly acquiring control of the Company through an increase in the number of our directors and election of nominees to fill the newly created vacancies and thus allow existing management to continue in office.

Lack of Cumulative Voting. Under Nevada law, there is no cumulative voting by stockholders for the election of our directors.  The absence of cumulative voting rights effectively means that the holders of a majority of the stock voted at a stockholder meeting may, if they so choose, elect all of the directors to be elected at that meeting, thus precluding a small group of stockholders from controlling the election of one or more representatives to our board of directors.

Advance Notice Requirements for Nomination of Directors and Proposal of New Business at Annual Stockholder Meetings.  Our Amendments and Bylaws provide that any stockholder desiring to make a nomination for the election of directors or a proposal for new business at a stockholder meeting must submit written notice not less than 30 or more than 60 days in advance of the meeting.  This advance notice requirement may give management time to solicit its own proxies in an attempt to defeat any dissident slate of nominations, should management determine that doing so is in the best interests of stockholders generally.  Similarly, adequate advance notice of stockholder proposals will give management time to study such proposals and to determine whether to recommend to the stockholders that such proposals be adopted.  In certain instances, such provisions could make it more difficult to oppose management’s nominees or proposals, even if the stockholders believe such opposition is in their interests.  In addition, these notice provisions make it more difficult for stockholders to nominate candidates for election to the board of directors or propose new business unless it is approved by the board of directors could inhibit the ability of stockholders to bring up new business in response to recent developments.

Supermajority Voting Requirement for Amendment of Certain Provisions of the Amendments and Amended Bylaws.  Our Amendments require the approval of two-third of the board of directors and 75% of the outstanding voting interests entitled to vote to adopt an amendment.  Our Bylaws may be amended only with the approval of two-thirds of the board of directors or 75% of the outstanding voting interests entitled to vote for the election of directors.  These provisions make it difficult for stockholders to change the provisions in the Amendments or the Bylaws that prevent or discourage hostile acquisitions or tend to entrench management because any such change can be blocked by one-third of the board of directors or the holders of 25% of the outstanding voting interests.

Exhibit A

AMENDMENTS TO ARTICLES OF INCORPORATION

ARTICLE X
MEETINGS OF STOCKHOLDERS; CUMULATIVE VOTING

A.
No action that is required or permitted to be taken by the stockholders of the Corporation at any annual or special meeting of stockholders may be effected by written consent of stockholders in lieu of a meeting of stockholders, unless the action to be effected by written consent of stockholders and the taking of such action by such written consent have expressly been approved in advance by the board of directors of the Corporation.

B.
Special meeting of the stockholders of the Corporation for any purpose or purposes may be called at any time by the board of directors of the Corporation, or by a committee of the board of directors which has been duly designated by the board of directors and whose powers and authorities, as provided in a resolution of the board of directors or in the bylaws of the Corporation, include the power and authority to call such meetings but such special meetings may not be called by another person or persons.

ARTICLE XI
NOTICE FOR NOMINATIONS AND PROPOSALS

A.
Nominations for the election of directors and proposals for any new business to be taken up at any annual or special meeting of stockholders may be made by the board of directors of the Corporation or by any stockholder of the Corporation entitled to vote generally in the election of directors. In order for a stockholder of the Corporation to make any such nominations and/or proposals at an annual meeting or such proposals at a special meeting, he or she shall give notice thereof in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Corporation of not less than thirty days or more than sixty days prior to any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Corporation not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. Each such notice given by a stockholder with respect to nominations for the election of directors shall set forth (1) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (2) the principal occupation or employment of each such nominee, and (3) the number of shares of stock of the Corporation which are beneficially owned by each such nominee. In addition, the stockholder making such nomination shall promptly provide any other information reasonably requested by the Corporation.

B.
Each such notice given by a stockholder to the Secretary with respect to business proposals to bring before a meeting shall set forth in writing as to each matter: (1) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (2) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business; (3) the class and number of shares of the Corporation which are beneficially owned by the stockholder; and (4) any material interest of the stockholder in such business. Notwithstanding anything in these Articles to the contrary, no business shall be conducted at the meeting except in accordance with the procedures set forth in this Article.

C.
The Chairman of the annual or special meeting of stockholders may, if the facts warrant, determine and declare to such meeting that a nomination or proposal was not made in accordance with the foregoing procedure, and, if he should so determine, he shall so declare to the meeting and the defective nomination or proposal shall be disregarded and laid over for action at the next succeeding adjourned, special or annual meeting of the stockholders taking place thirty days or more thereafter. This provision shall not require the holding of any adjourned or special meeting of stockholders for the purpose of considering such defective nomination or proposal.

ARTICLE XII
DIRECTORS

A.
Present Initial Board of Directors.  As of the date hereof, the board of directors shall consist of the following persons, who shall serve for the number of years set opposite their respective names  and thereafter until their successors are elected and qualify:

Robert E. Chamberlain, Jr.	1 year

Ronald E. Smith	2 years

Eugene L. Butler	3 years

Mary L. Budrunas	1 year

B.
Number; Vacancies.  The number of directors of the Corporation shall be such number, not less than one nor more than 15 (exclusive of directors, if any, to be elected by holders of preferred stock of the Corporation), as shall be provided from time to time in a resolution adopted by the board of directors, provided that no decrease in the number of directors shall have the effect of shortening the term of any incumbent director, and provided further that no action shall be taken to decrease or increase the number of directors from time to time unless at least two-thirds of the directors then in office shall concur in said action.  Exclusive of directors, if any, elected by holders of preferred stock, vacancies in the board of directors of the Corporation, however caused, and newly created directorships shall be filled by a vote of two-thirds of the directors then in office, whether or not a quorum, and any director so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which the director has been chosen expires and when the director's successor is elected and qualified. The board of directors shall be classified in accordance with the provisions of Section B of this Article XII.

C.
Classified Board.  The board of directors of the Corporation (other than directors which may be elected by the holders of preferred stock) shall be divided into three classes of directors which shall be designated Class I, Class II and Class III. The members of each class shall be elected for a term of three years and until their successors are elected and qualified. Such classes shall be as nearly equal in number as the then total number of directors constituting the entire board of directors shall permit, exclusive of directors, if any, elected by holders of preferred stock, with the terms of office of all members of one class expiring each year. Should the number of directors not be equally divisible by three, the excess director or directors shall be assigned to Classes I or II as follows: (1) if there shall be an excess of one directorship over the number equally divisible by three, such extra directorship shall be classified in Class I; and (2) if there be an excess of two directorships over a number equally divisible by three, one shall be classified in Class I and the other in Class II. At the first meeting of the board of directors of the Corporation, directors of Class I shall be elected to hold office for a term expiring at the first annual meeting of stockholders, directors of Class II shall be elected to hold office for a term expiring at the second succeeding annual meeting of stockholders and directors of Class III shall be elected to hold office for a term expiring at the third succeeding annual meeting thereafter. Thereafter, at each succeeding annual meeting, directors of each class shall be elected for three-year terms. Notwithstanding the foregoing, the director whose term shall expire at any annual meeting shall continue to serve until such time as his successor shall have been duly elected and shall have qualified unless his position on the board of directors shall have been abolished by action taken to reduce the size of the board of directors prior to said meeting.

D.
Increase and Reduction in Directors.  Should the number of directors of the Corporation be reduced, the directorship(s) eliminated shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the position(s) to be abolished. Notwithstanding the foregoing, no decrease in the number of directors shall have the effect of shortening the term of any incumbent director.  Should the number of directors of the Corporation be increased, other than directors which may be elected by the holders of preferred stock, the additional directorships shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the immediately preceding paragraph.

E.
Directors Elected by Preferred Stockholders.  Whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the board of directors shall include said directors so elected in addition to the number of directors fixed as provided in this Article XII.  Notwithstanding the foregoing, and except as otherwise may be required by law, whenever the holders of any one or more series of preferred stock of the Corporation elect one or more directors of the Corporation, the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of stockholders.

F.	In furtherance, but not in limitation of the powers conferred by statute, the board of directors is expressly authorized to do the following:

(a) Designate one (1) or more committees, each committee to consist of one or more of the directors of the Corporation and such number of natural persons who are not directors as the board of directors shall designate, which to the extent provided in the Resolution, or in the by-laws of the Corporation, shall have and may exercise the powers of the board of directors in the management of the business and affairs of the Corporation.

(b) As provided by Nevada Revised Statutes 78.140, without repeating the section in full here, the same is adopted and no contract or other transaction between this Corporation and any of its officers, agents or directors shall be deemed void or voidable solely for that reason.  The balance of the provisions of the code section cited, as it now exists, allowing such transactions, is hereby incorporated into this Article as though more fully set forth, and such Article shall be read and interpreted to provide the greatest latitude in its application.

(c) As provided by Nevada Revised Statutes 78.207, without repeating the section in full here, the board of directors shall have the authority to change the number of shares of any class or series, if any, of authorized stock by increasing or decreasing the number of authorized shares of the class or series and correspondingly increasing or decreasing the number of issued and outstanding shares of the same class or series held by each stockholder of record at the effective date and time of the change by a resolution adopted by the board of directors, without obtaining the approval of the stockholders.

(d) If a proposed increase or decrease in the number of issued and outstanding shares of any class or series would adversely alter or change any preference or any relative or other right given to any other class or series of outstanding shares, then the decrease must be approved by the vote, in addition to any vote required, of the holders of shares representing a majority of the voting power of each class or series whose preference or rights are adversely affected by the increase or decrease, regardless of limitations or restrictions on the voting power thereof.  The increase or decrease does not have to be approved by the vote of the holders of shares representing a majority of the voting power in each class or series whose preference or rights are not adversely affected by the increase or decrease.

(e) Special meetings of the stockholders may be called only by the board of directors or a committee of the board of directors that is delegated the power to call special meetings by the board of directors.

(f)  Change the name of the Corporation at any time and from time to time to any name authorized by Nevada Revised Statutes 78.039.

ARTICLE XIII
REMOVAL OF DIRECTORS

Notwithstanding any other provision of these Articles or the bylaws of the Corporation, any director or all the directors of a single class (but not the entire board of directors) of the Corporation may be removed, at any time, but only for cause and only by the affirmative vote of the holders of at least 75% of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose.  Notwithstanding the foregoing, whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the preceding provisions of this Article XIII shall not apply with respect to the director or directors elected by such holders of preferred stock.

ARTICLE XIV
AMENDMENT OF BYLAWS

In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized to adopt, repeal, alter, amend and rescind the bylaws of the Corporation by a vote of two-thirds of the board of directors. Notwithstanding any other provision of these Articles or the bylaws of the Corporation, and in addition to any affirmative vote required by law (and notwithstanding the fact that some lesser percentage may be specified by law), the bylaws shall be adopted, repealed, altered, amended or rescinded by the stockholders of the Corporation only by the vote of the holders of not less than 75% of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose (provided that notice of such proposed adoption, repeal, alteration, amendment or rescission is included in the notice of such meeting), or, as set forth above, by the board of directors.

ARTICLE XV
AMENDMENT OF ARTICLES OF INCORPORATION

Subject to the provisions hereof, the Corporation reserves the right to repeal, alter, amend or rescind any provision contained in these Articles in the manner now or hereafter prescribed by law, and all rights conferred on stockholders herein are granted subject to this reservation. Notwithstanding the foregoing at any time and from time to time, the provisions set forth in Articles X,XI, XII, XIII and this Article XV may be repealed, altered, amended or rescinded in any respect only if the same is approved by the affirmative vote of the holders of not less than 75% of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as a single class) cast at a meeting of the stockholders called for that purpose (provided that notice of such proposed adoption, repeal, alteration, amendment or rescission is included in the notice of such meeting).

Exhibit B

Deep Down, Inc.

A Nevada Corporation

By Laws

ARTICLE I
Principal Executive Office

The principal office of the Corporation shall be located 15473 East Freeway Channelview, Texas  77530.  The Board of Directors shall have the power and discretion to change from time to time the location of the principal office of the Corporation.

ARTICLE II
Stockholders

SECTION 1.         Place of Meetings.  All annual and special meetings of stockholders shall be held at the principal executive office of the Corporation or at such other place within or without the State of Nevad as the board of directors may determine and as designated in the notice of such meeting.

SECTION 2.         Annual Meeting.  A meetings of the stockholders of the Corporation for the election of directors and for the transaction of any other business of the Corporation shall be held annually at such date and time as the board of directors may determine.

SECTION 3.          Special Meetings. Special meeting of the stockholders of the Corporation for any purpose or purposes may be called at any time by the board of directors of the Corporation, or by a committee of the board of directors which as been duly designated by the board of directors and whose powers and authorities, as provided in a resolution of the board of directors or in the By Laws of the Corporation, include the power and authority to call such meetings but such special meetings may not be called by another person or persons.

SECTION 4.         Conduct of Meetings.  Annual and special meetings shall be conducted in accordance with these By Laws or as otherwise prescribed by the board of directors.  The chairman or the chief executive officer of the Corporation shall preside at such meetings.

SECTION 5.         Notice of Meeting.  Written notice stating the place, day and hour of the meeting and the purpose or purposes for which the meeting is called shall be mailed by the secretary or the officer performing his duties, not less than ten days nor more than fifty days before the meeting to each stockholder of record entitled to vote at such meeting.  If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the stockholder at his address as it appears on the stock transfer books or records of the Corporation as of the record date prescribed in Section 6, with postage thereon prepaid.  If a stockholder be present at a meeting, or in writing waive notice thereof before or after the meeting, notice of the meeting to such stockholder shall be unnecessary.  When any stockholders’ meeting, either annual or special, is adjourned for thirty days or more, notice of the adjourned meeting shall be given as in the case of an original meeting.  It shall not be necessary to give any notice of the time and place of any meeting adjourned for less than thirty days or of the business to be transacted at such adjourned meeting, other than an announcement at the meeting at which such adjournment is taken.

SECTION 6.         Fixing of Record Date.  For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders, or any adjournment thereof, or stockholders entitled to receive payment of any dividend, or in order to make a determination of stockholders for any other proper purpose, the board of directors shall fix in advance a date as the record date for any such determination of stockholders.  Such date in any case shall be not more than sixty days, and in case of a meeting of stockholders, not less than ten days prior to the date on which the particular action, requiring such determination of stockholders, is to be taken.

When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, such determination shall apply to any adjournment thereof.

SECTION 7.         Voting Lists.  The officer or agent having charge of the stock transfer books for shares of the Corporation shall make, at least ten days before each meeting of stockholders, a complete record of the stockholders entitled to vote at such meeting or any adjournment thereof, with the address of and the number of shares held by each.  The record, for a period of ten days before such meeting, shall be kept on file at the principal executive office of the Corporation, whether within or outside the State of Texas, and shall be subject to inspection by any stockholder for any purpose germane to the meeting at any time during usual business hours.  Such record shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder for any purpose germane to the meeting during the whole time of the meeting.  The original stock transfer books shall be prima facie evidence as to who are the stockholders entitled to examine such record or transfer books or to vote at any meeting of stockholders.

SECTION 8.          Quorum.  One-fourth of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders.  If less than one-fourth of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice.  At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.  The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

SECTION 9.         Proxies.  At all meetings of stockholders, a stockholder may vote by proxy executed in writing by the stockholder or by his duly authorized attorney in fact.  Proxies solicited on behalf of the management shall be voted as directed by the stockholder or, in the absence of such direction, as determined by a majority of the board of directors.  No proxy shall be valid after eleven months from the date of its execution unless otherwise provided in the proxy.

SECTION 10.         Voting.  At each election for directors every stockholder entitled to vote at such election shall be entitled to one vote for each share of stock held.  Unless otherwise provided by the Articles of Incorporation, by statute, or by these By Laws, a majority of those votes cast by stockholders at a lawful meeting shall be sufficient to pass on a transaction or matter, except in the election of directors, which election shall be determined by a plurality of the votes of the shares present in person or by proxy at the meeting and entitled to vote on the election of directors.

SECTION 11.         Voting of Shares in the Name of Two or More Persons.  When ownership of stock stands in the name of two or more persons, in the absence of written directions to the Corporation to the contrary, at any meeting of the stockholders of the Corporation any one or more of such stockholders may cast, in person or by proxy, all votes to which such ownership is entitled.  In the event an attempt is made to cast conflicting votes, in person or by proxy, by the several persons in whose name shares of stock stand, the vote or votes to which these persons are entitled shall be cast as directed by a majority of those holding such stock and present in person or by proxy at such meeting, but no votes shall be cast for such stock if a majority cannot agree.

SECTION 12.         Voting of Shares by Certain Holders.  Shares standing in the name of another corporation may be voted by any officer, agent or proxy as the By Laws of such corporation may prescribe, or, in the absence of such provision, as the board of directors of such corporation may determine.  Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name.  Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.  Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority to do so is contained in an appropriate order of the court or other public authority by which such receiver was appointed.

A stockholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee and thereafter the pledgee shall be entitled to vote the shares so transferred.

Neither treasury shares of its own stock held by the Corporation, nor shares held by another corporation, if a majority of the shares entitled to vote for the election of directors of such other corporation are held by the Corporation, shall be voted at any meeting or counted in determining the total number of outstanding shares at any given time for purposes of any meeting.

SECTION 13.         Inspectors of Election.  In advance of any meeting of stockholders, the chairman of the board or the board of directors may appoint any persons, other than nominees for office, as inspectors of election to act at such meeting or any adjournment thereof.  The number of inspectors shall be either one or three.  If the board of directors so appoints either one or three inspectors, that appointment shall not be altered at the meeting.  If inspectors of election are not so appointed, the chairman of the board may make such appointment at the meeting.  In case any person appointed as inspector fails to appear or fails or refuses to act, the vacancy may be filled by appointment in advance of the meeting or at the meeting by the chairman of the board or the president.

Unless otherwise prescribed by applicable law, the duties of such inspectors shall include: determining the number of shares of stock and the voting power of each share, the shares of stock represented at the  meeting, the existence of a quorum, the authenticity, validity and effect of proxies; receiving votes, ballots or consents; hearing and determining all challenges and questions in any way arising in connection with the right to vote; counting and tabulating all votes or consents; determining the result; and such acts as may be proper to conduct the election or vote with fairness to all stockholders.

SECTION 14.         Nominating Committee.  The board of directors or a committee appointed by the board of directors shall act as nominating committee for selecting the management nominees for election as directors.  Except in the case of a nominee substituted as a result of the death or other incapacity of a management nominee, the nominating committee shall deliver written nominations to the secretary at least twenty days prior to the date of the annual meeting.  Provided such committee makes such nominations, no nominations for directors except those made by the nominating committee shall be voted upon at the annual meeting unless other nominations by stockholders are made in writing and delivered to the secretary of the Corporation in accordance with the provisions of the Corporation’s Articles of Incorporation.

SECTION 15.         New Business.  Any new business to be taken up at the annual meeting shall be stated in writing and filed with the secretary of the Corporation in accordance with the provisions of the Corporation’s Articles of Incorporation.  This provision shall not prevent the consideration and approval or disapproval at the annual meeting of reports of officers, directors and committees, but in connection with such reports no new business shall be acted upon at such annual meeting unless stated and filed as provided in the Corporation’s Articles of Incorporation.

ARTICLE III
Board of Directors

SECTION 1.          General Powers.  The business and affairs of the Corporation shall be under the direction of its board of directors.  The chairman shall preside at all meetings of the board of directors.

SECTION 2.         Number, Term and Election.  The number of directors of the Corporation shall be such number, not less than one nor more than 15 (exclusive of directors, if any, to be elected by holders of preferred stock of the Corporation), as shall be provided from time to time in a resolution adopted by the board of directors, provided that no decrease in the number of directors shall have the effect of shortening the term of any incumbent director, and provided further that no action shall be taken to decrease or increase the number of directors from time to time unless at least two-thirds of the directors then in office shall concur in said action.  Exclusive of directors, if any, elected by holders of preferred stock, vacancies in the board of directors of the Corporation, however caused, and newly created directorships shall be filled by a vote of two-thirds of the directors then in office, whether or not a quorum, and any director so chosen shall hold office for a term expiring at the annual meeting of stockholders at which the term of the class to which the director has been chosen expires and when the director’s successor is elected and qualified.  The board of directors shall be classified in accordance with the provisions of Section 3 of this Article III.

SECTION 3.         Classified Board.  The board of directors of the Corporation (other than directors which may be elected by the holders of preferred stock), shall be divided into three classes of directors which shall be designated Class I, Class II and Class III.  The members of each class shall be elected for a term of three years and until their successors are elected and qualified.  Such classes shall be as nearly equal in number as the then total number of directors constituting the entire board of directors shall permit, exclusive of directors, if any, elected by holders of preferred stock, with the terms of office of all members of one class expiring each year.  Should the number of directors not be equally divisible by three, the excess director or directors shall be assigned to Classes I or II as follows: (1) if there shall be an excess of one directorship over the number equally divisible by three, such extra directorship shall be classified in Class I; and (2) if there be an excess of two directorships over a number equally divisible by three, one shall be classified in Class I and the other in Class II.  At the organizational meeting of the Corporation, directors of Class I shall be elected to hold office for a term expiring at the first annual meeting of stockholders, directors of Class II shall be elected to hold office for a term expiring at the second succeeding annual meeting of stockholders and directors of Class III shall be elected to hold office for a term expiring at the third succeeding annual meeting thereafter.  Thereafter, at each succeeding annual meeting, directors of each class shall be elected for three year terms.  Notwithstanding the foregoing, the director whose term shall expire at any annual meeting shall continue to serve until such time as his successor shall have been duly elected and shall have qualified unless his position on the board of directors shall have been abolished by action taken to reduce the size of the board of directors prior to said meeting.

Should the number of directors of the Corporation be reduced, the directorship(s) eliminated shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the position(s) to be abolished.  Notwithstanding the foregoing, no decrease in the number of directors shall have the effect of shortening the term of any incumbent director.  Should the number of directors of the Corporation be increased, other than directors which may be elected by the holders of preferred stock, the additional directorships shall be allocated among classes as appropriate so that the number of directors in each class is as specified in the immediately preceding paragraph.

Whenever the holders of any one or more series of preferred stock of the Corporation shall have the right, voting separately as a class, to elect one or more directors of the Corporation, the board of directors shall include said directors so elected and not be in addition to the number of directors fixed as provided in this Article III.  Notwithstanding the foregoing, and except as otherwise may be required By Law, whenever the holders of any one or more series of preferred stock of the Corporation elect one or more directors of the Corporation, the terms of the director or directors elected by such holders shall expire at the next succeeding annual meeting of stockholders.

SECTION 4.         Regular Meetings.  A regular meeting of the board of directors shall be held at such time and place as shall be determined by resolution of the board of directors without other notice than such resolution.

SECTION 5.         Special Meetings.  Special meetings of the board of directors may be called by or at the request of the chairman, the chief executive officer or one-third of the directors.  The person calling the special meetings of the board of directors may fix any place as the place for holding any special meeting of the board of directors called by such persons.

Members of the board of the directors may participate in special meetings by means of telephone conference or similar communications equipment by which all persons participating in the meeting can hear each other.  Such participation shall constitute presence in person.

SECTION 6.         Notice.  Written notice of any special meeting shall be given to each director at least two days previous thereto delivered personally or by telegram or at least seven days previous thereto delivered by mail at the address at which the director is most likely to be reached.  Such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid if mailed or when delivered to the telegraph company if sent by telegram.  Any director may waive notice of any meeting by a writing filed with the secretary.  The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.  Neither the business to be transacted at, nor the purpose of, any meeting of the board of directors need be specified in the notice or waiver of notice of such meeting.

SECTION 7.         Quorum.  A majority of the number of directors fixed by Section 2 shall constitute a quorum for the transaction of business at any meeting of the board of directors, but if less than such majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time.  Notice of any adjourned meeting shall be given in the same manner as prescribed by Section 5 of this Article III.

SECTION 8.         Manner of Acting.  The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors, unless a greater number is prescribed by these By Laws, the Articles of Incorporation, or the Nevada Revised Statutes.

SECTION 9.          Action Without a Meeting.  Any action required or permitted to be taken by the board of directors at a meeting may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the directors.

SECTION 10.         Resignation.  Any director may resign at any time by sending a written notice of such resignation to the home office of the Corporation addressed to the chairman.  Unless otherwise specified therein such resignation shall take effect upon receipt thereof by the chairman.

SECTION 11.         Vacancies.  Any vacancy occurring on the board of directors shall be filled in accordance with the provisions of the Corporation’s Articles of Incorporation.  Any directorship to be filled by reason of an increase in the number of directors may be filled by the affirmative vote of two-thirds of the directors then in office or by election at an annual meeting or at a special meeting of the stockholders held for that purpose.  The term of such director shall be in accordance with the provisions of the Corporation’s Articles of Incorporation.

SECTION 12.         Removal of Directors.  Any director or the entire board of directors may be removed only in accordance with the provisions of the Corporation’s Articles of Incorporation.

SECTION 13.         Compensation.  Directors, as such, may receive compensation for service on the board of directors.  Members of either standing or special committees may be allowed such compensation as the board of directors may determine.

SECTION 14.         Age Limitation.  No person 80 years or more of age shall be eligible for election, reelection, appointment or reappointment to the board of the Corporation.  No director shall serve as such beyond the annual meeting of the Corporation immediately following the director becoming 80 years of age.  This age limitation does not apply to an advisory director.

ARTICLE IV
Committees of the Board of Directors

The board of directors may, by resolution passed by a majority of the whole board, designate one or more committees, as they may determine to be necessary or appropriate for the conduct of the business of the Corporation, and may prescribe the duties, constitution and procedures thereof.  Each committee shall consist of one or more directors of the Corporation appointed by the chairman.  The chairman may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

The chairman shall have power at any time to change the members of, to fill vacancies in, and to discharge any committee of the board.  Any member of any such committee may resign at any time by giving notice to the Corporation; provided, however, that notice to the board, the chairman of the board, the chief executive officer, the chairman of such committee, or the secretary shall be deemed to constitute notice to the Corporation.  Such resignation shall take effect upon receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, acceptance of such resignation shall not be necessary to make it effective.  Any member of any such committee may be removed at any time, either with or without cause, by the affirmative vote of a majority of the authorized number of directors at any meeting of the board called for that purpose.

ARTICLE V
Officers

SECTION 1.         Positions.  The officers of the Corporation shall be a chairman, a president, one or more vice presidents, a secretary, chief financial officer and a treasurer, each of whom shall be elected by the board of directors.  The board of directors may designate one or more vice presidents as executive vice president or senior vice president.  The board of directors may also elect or authorize the appointment of such other officers as the business of the Corporation may require.  The officers shall have such authority and perform such duties as the board of directors may from time to time authorize or determine.  In the absence of action by the board of directors, the officers shall have such powers and duties as generally pertain to their respective offices.

SECTION 2.         Election and Term of Office.  The officers of the Corporation shall be elected annually by the board of directors at the first meeting of the board of directors held after each annual meeting of the stockholders.  If the election of officers is not held at such meeting, such election shall be held as soon thereafter as possible.  Each officer shall hold office until his successor shall have been duly elected and qualified or until his death or until he shall resign or shall have been removed in the manner hereinafter provided.  Election or appointment of an officer, employee or agent shall not of itself create contract rights.  The board of directors may authorize the Corporation to enter into an employment contract with any officer in accordance with state law; but no such contract shall impair the right of the board of directors to remove any officer at any time in accordance with Section 3 of this Article V.

SECTION 3.         Removal.  Any officer may be removed by vote of two-thirds of the board of directors whenever, in its judgment, the best interests of the Corporation will be served thereby, but such removal, other than for cause, shall be without prejudice to the contract rights, if any, of the person so removed.

SECTION 4.         Vacancies.  A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the board of directors for the unexpired portion of the term.

SECTION 5.          Remuneration.  The remuneration of the officers shall be fixed from time to time by the board of directors, and no officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the Corporation.

SECTION 6.         Age Limitation.  No person 80 or more years of age shall be eligible for election, reelection, appointment or reappointment as an officer of the Corporation.  No officer shall serve beyond the annual meeting of the Corporation immediately following the officer becoming 80 or more years of age.

ARTICLE VI
Contracts, Loans, Checks and Deposits

SECTION 1.         Contracts.  To the extent permitted by applicable law, and except as otherwise prescribed by the Corporation’s Articles of Incorporation or these By Laws with respect to certificates for shares, the board of directors or the executive committee may authorize any officer, employee, or agent of the Corporation to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation.  Such authority may be general or confined to specific instances.

SECTION 2.         Loans.  No loans shall be contracted on behalf of the Corporation and no evidence of indebtedness shall be issued in its name unless authorized by the board of directors.  Such authority may be general or confined to specific instances.

SECTION 3.          Checks, Drafts, Etc.  All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by one or more officers, employees or agents of the Corporation in such manner, including in facsimile form, as shall from time to time be determined by resolution of the board of directors.

SECTION 4.         Deposits.  All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in any of its duly authorized depositories as the board of directors may select.

ARTICLE VII
Certificates for Shares and Their Transfer

SECTION 1.         Certificates for Shares.  The shares of the Corporation shall be represented by certificates signed by the chairman of the board of directors or the president or a vice president and by the treasurer or an assistant treasurer or the secretary or an assistant secretary of the Corporation, and may be sealed with the seal of the Corporation or a facsimile thereof.  Any or all of the signatures upon a certificate may be facsimiles if the certificate is countersigned by a transfer agent, or registered by a registrar, other than the Corporation itself or an employee of the Corporation.  If any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before the certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of its issue.

SECTION 2.         Form of Share Certificates.  All certificates representing shares issued by the Corporation shall set forth upon the face or back that the Corporation will furnish to any stockholder upon request and without charge a full statement of the designations, preferences, limitations, and relative rights of the shares of each class authorized to be issued, the variations in the relative rights and preferences between the shares of each such series so far as the same have been fixed and determined, and the authority of the board of directors to fix and determine the relative rights and preferences of subsequent series.

Each certificate representing shares shall state upon the face thereof:  that the Corporation is organized under the laws of the State of Nevad; the name of the person to whom issued; the number and class of shares, the designation of the series, if any, which such certificate represents; the par value of each share represented by such certificate, or a statement that the shares are without par value.  Other matters in regard to the form of the certificates shall be determined by the board of directors.

SECTION 3.         Payment for Shares.  No certificate shall be issued for any share until such share is fully paid.

SECTION 4.          Form of Payment for Shares.  The consideration for the issuance of shares shall be paid in accordance with the provisions of the Corporation’s Articles of Incorporation.

SECTION 5.         Transfer of Shares.  Transfer of shares of capital stock of the Corporation shall be made only on its stock transfer books.  Authority for such transfer shall be given only to the holder of record thereof or by his legal representative, who shall furnish proper evidence of such authority, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Corporation.  Such transfer shall be made only on surrender for cancellation of the certificate for such shares.  The person in whose name shares of capital stock stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes.

SECTION 6.          Lost Certificates.  The board of directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed.  When authorizing such issue of a new certificate, the board of directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen, or destroyed certificate, or his legal representative, to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

ARTICLE VIII
Fiscal Year; Annual Audit

The fiscal year of the Corporation shall end on the last day of December of each year.  The Corporation shall be subject to an annual audit as of the end of its fiscal year by independent public accountants appointed by and responsible to the board of directors.

ARTICLE IX
Dividends

Dividends upon the stock of the Corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the board of directors at any regular or special meeting, pursuant to law.  Dividends may be paid in cash, in property or in the Corporation’s own stock.

ARTICLE X
Corporation Seal

The corporate seal of the Corporation shall be in such form as the board of directors shall prescribe.

ARTICLE XI
Amendments

In accordance with the Corporation’s Articles of Incorporation, these By Laws may be repealed, altered, amended or rescinded by the stockholders of the Corporation only by vote of not less than 75% of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (considered for this purpose as one class) cast at a meeting of the stockholders called for that purpose (provided that notice of such proposed repeal, alteration, amendment or rescission is included in the notice of such meeting).  In addition, the board of directors may repeal, alter, amend or rescind these By Laws by vote of two-thirds of the board of directors at a legal meeting held in accordance with the provisions of these By Laws.